Short-Term Debt	12 Months Ended
Dec. 31, 2017
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Short-Term Debt
Note 20	Short-Term Debt

The company uses its $2.5 billion commercial paper program for its short-term cash requirements. The commercial paper program is backstopped by a long-term credit facility.

Short-term debt as at December 31 was comprised of:

	2017	2016

Commercial paper	$730	$389

The amount available under the commercial paper program is limited to the availability of backup funds under the credit facility. As at December 31, 2017, the company was authorized to issue commercial paper up to $2,500 (2016 – $2,500).

The company has a $75 unsecured line of credit available for short-term financing. Net of letters of credit of $NIL and direct borrowings of $4, $71 was available as at December 31, 2017 (2016 – $75). The line of credit is available through August 2018 (2016 – August 2017).

The line of credit is subject to financial tests and other covenants. Principal covenants and events of default are as follows: a debt-to-capital ratio of less than or equal to 0.65:1, net book value of disposed assets not to exceed 25 percent of the prior year-end’s total assets, debt of subsidiaries not to exceed $1,000 and a $300 permitted lien basket. The line of credit is subject to other customary covenants and events of default, including an event of default for non-payment of other debt in excess of the greater of $100 or 2 percent of shareholders’ equity. Non-compliance with such covenants could result in accelerated payment of amounts due under the line of credit, and its termination. The company was in compliance with the covenants described above as at December 31, 2017.